UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 18, 2005

                              THE CERTO GROUP CORP.
             (Exact name of registrant as specified in its charter)



           Delaware                002-99080                    11-2820379
(State or Other Jurisdiction   (Commission File             (I.R.S. Employer
       of Incorporation)            Number)              Identification Number)

       201 Circle Drive North, Building 112, Piscataway, New Jersey 08854
               (Address of principal executive offices) (zip code)

                                 (732) 356-9555
              (Registrant's telephone number, including area code)

                                   Copies to:
                               Marc J. Ross, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01 Entry into a Material Definitive Agreement.

     On November 18, 2005, in connection  with the  cancellation of a promissory note in the principal amount of $900,000 to Montgomery Equity Partners, Ltd., the payment of a termination fee for the termination of that certain Standby Equity Distribution Agreement with Cornell Capital Partners, L.P., dated April 28, 2005 and the payment of an additional $1,200,000 of financing, we issued a Convertible Debenture, in the principal amount of $2,250,000, to Montgomery Equity Partners, Ltd. The Convertible Debenture has a term of two years, accrues interest at 10% and is convertible into our common stock at a price per share equal to the lesser of $0.80 or 75% of the lowest closing bid price of the our common stock for the 5 trading days immediately preceding the conversion date. Montgomery Equity Partners, Ltd may not convert the debenture for a number of shares of common stock in excess of that number of shares of common stock which, upon giving effect to such conversion, would cause the aggregate number of shares of common stock beneficially owned by the holder and its affiliates to exceed 4.9% of the outstanding shares of our common stock following such conversion. In addition to the issuance of the Convertible Debenture we issued to Cornell Capital Partners, L.P. a warrant to purchase 250,000 shares of our common stock in connection with the foregoing transaction.

     We have agreed to prepare and file a registration statement under the Securities Act of 1933, as amended, that includes the shares of common stock issuable pursuant to the $2,2500,000 principal amount Convertible Debenture and the shares of common stock issuable upon exercise of the warrant.

Item 2.03 Creation of a Direct Financial Obligation.

         See Item 1.01 above.

Item 3.02 Unregistered Sales of Equity Securities.

         See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

(a)      Financial statements of business acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

Exhibit Number                            Description
------------------   -----------------------------------------------------------
10.1 $2,250,000 principal amount Convertible Debenture, dated November 18, 2005, issued by The Certo Group Corp. to Montgomery Equity Partners, Ltd.
10.2                Warrant in the name of Cornell Capital Partners,  L.P. dated
                    November 18, 2005
10.3 Registration Rights Agreement, dated November 18, 2005, by and between The Certo Group Corp. and Montgomery Equity Partners, Ltd.
10.4 Escrow Agreement, dated November 18, 2005, by and between The Certo Group Corp. and David Gonzalez, Esq.
10.5 Security Agreement, dated November 18, 2005, by and between The Certo Group Corp c. and Montgomery Equity Partners, Ltd.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              THE CERTO GROUP CORP.


Dated: November 23, 2005                      By: /s/ Dominic Certo
                                                 ------------------
                                              Name:  Dominic Certo
                                              Title: Chief Executive Officer




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